UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 08, 2014 (Date of earliest event reported)
Houston Wire & Cable Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-52046 (Commission File Number)	74-2400498 (IRS Employer Identification Number)

10201 North Loop East, Houston TX (Address of principal executive offices)		77029 (Zip Code)
(713) 609-2110 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 8, 2014, Houston Wire & Cable Company (the "Company") reported its financial results for the quarter ended March 31, 2014. The Company's press release dated May 8, 2014, is attached as exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 6, 2014, the Company held its 2014 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, 16,389,007 shares of common stock, par value $.001, or approximately 91.28% of the 17,954,032 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. Set forth below are the matters acted upon by Company stockholders at the Annual Meeting, and the final voting results on each such matter.

Proposal 1: Election of Directors. The number of votes cast for and withheld from each nominee, as well as the number of broker non-votes, were as follows:

Name of Nominee        Votes For    Votes Withheld
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Michael T. Campbell    14,296,141       193,347
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I. Stewart Farwell     14,293,033       196,455
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James L. Pokluda III   14,383,055       106,433
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Mark A. Ruelle         13,883,676       605,812
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Wilson B. Sexton       14,381,747       107,741
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William H. Sheffield   14,366,870       122,618
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Scott L. Thompson      14,294,633       194,855
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There were 1,899,519 broker non-votes as to Proposal 1.

All seven nominees were elected.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:
            Votes For as a Percentage of
Votes For   Votes Present at the Meeting   Votes Against   Abstentions
----------------------------------------------------------------------
16,354,888            99.79                    33,670         449
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There were no broker non-votes as to Proposal 2.

Proposal 2 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal 3: Advisory Vote to Approve Executive Compensation. The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:
            Votes For as a Percentage of
Votes For   Votes Present at the Meeting   Votes Against   Abstentions
----------------------------------------------------------------------
14,398,286            99.37                    56,226        34,976
----------------------------------------------------------------------
There were 1,899,519 broker non-votes as to Proposal 3.

Proposal 3 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal 4: Approval of the Material Terms of the Houston Wire & Cable Company 2006 Stock Plan. The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:
            Votes For as a Percentage of
Votes For   Votes Present at the Meeting   Votes Against   Abstentions
----------------------------------------------------------------------
13,898,599            95.92                   574,439        16,450
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There were 1,899,519 broker non-votes as to Proposal 4.

Proposal 4 received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
            99.1       Press Release of Houston Wire & Cable Company dated May 08, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 08, 2014	HOUSTON WIRE & CABLE COMPANY By: /s/ Nicol G. Graham Nicol G. Graham Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Houston Wire & Cable Company dated May 08, 2014